Rule 497(e)
File Nos. 333-177070 and 811-05961

GREAT-WEST SMART TRACK® VARIABLE ANNUITY

An individual flexible premium variable annuity
Issued by Great-West Life & Annuity Insurance Company of New York

Supplement dated May 28, 2014
to the Prospectus and Statement of Additional Information
dated May 1, 2014

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2014.

Effective at the close of business, May 30, 2014, The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio - Class II (the Fund) will close to new investors and new contributions. The Fund may recommence offering shares to new investors in the future. Any such offerings of the Fund may be limited in amount and may commence and terminate without any prior notice.

As a result, effective at the close of business May 30, 2014, new investors will not be accepted into the Sub-Account investing in the Fund. Existing investors as of the close of business May 30, 2014 may remain invested in the Sub-Account investing in the Fund, but may not make subsequent contributions to the Sub-Account investing in the Fund. Furthermore, existing investors as of the close of business May 30, 2014 may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer involving the Fund.

Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account of the Fund should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by May 30, 2014, any allocations made to the Sub-Account of the Fund will be automatically directed to the Great-West Money Market Fund Sub-Account.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2014.

Please read this Supplement carefully and retain it for future reference.